SUB-ITEM 77Q1: EXHIBITS


MONEY MARKET
OBLIGATIONS TRUST
Amendment No. 36
to the
Amended & Restated
DECLARATION OF TRUST
Dated October 6, 1989
THIS Declaration of Trust is
amended as follows:
I.	Strike the first paragraph
of Section 5 of Article III
from the Declaration of
Trust and substitute in its
place the following:
Section 5.  Establishment
and Designation of
Series or Class. Without
limiting the authority of
the Trustees set forth in
Article XII, Section 8,
inter alia, to establish
and designate any
additional series or class
or to modify the rights
and preferences of any
existing Series or Class,
the initial series and
classes shall be, and are
established and
designated as:
Federated Alabama Municipal
Cash Trust
Federated Automated Cash
Management Trust
Cash II Shares
Class R Shares
Institutional Service Shares
Federated Automated
Government Cash Reserves
Institutional Service Shares
Federated Automated
Government Money Trust
Federated California
Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Federated Capital Reserves
Fund
Federated Connecticut
Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Federated Florida Municipal
Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia Municipal Cash
Trust
Federated Government Obligations
Fund
Institutional Capital Shares
Institutional Shares
Institutional Service Shares
Trust Shares
Federated Government
Obligations Tax Managed
Fund
Institutional Shares
Institutional Service Shares
Federated Government
Reserves Fund


Federated Liberty U.S.
Government Money Market
Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Massachusetts
Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Federated Master Trust
Federated Michigan
Municipal Cash Trust
Institutional Service Shares
Institutional Shares
Federated Minnesota
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Federated Money Market
Management
Eagle Shares
Premier Shares
Federated Municipal
Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Federated Municipal Trust
Federated New Jersey
Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
Federated New York
Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Service Shares
Institutional Shares
Federated North Carolina
Municipal Cash Trust
Federated Ohio Municipal
Cash Trust
Cash II Shares
Institutional Service Shares
Institutional Shares
Federated Pennsylvania
Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
Federated Prime Cash
Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Federated Prime Management
Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Federated Prime Obligations
Fund
Institutional Shares
Institutional Service Shares
Trust Shares


Federated Prime Value
Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Federated Tax-Free
Obligations Fund
Institutional Shares
Institutional Service Shares
Federated Tax-Free Trust
Federated Treasury
Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Trust Shares
Federated Trust for U.S.
Treasury Obligations
Federated U.S. Treasury Cash
Reserves
Institutional Service Shares
Institutional Shares
Federated Virginia Municipal
Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
Tax-Free Money Market Fund
Institutional Service Shares
Investment Shares

	The undersigned,
President, hereby certifies that
the above-stated Amendment is
a true and correct Amendment to
the Declaration of Trust, as
adopted by the Board of
Trustees at a meeting on the 9th
day of November, 2010, to
become effective on February
25, 2011.

	WITNESS the due
execution hereof this
22nd day of February,
2011.


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